UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CLEVELAND-CLIFFS INC – 1100 SUPERIOR AVENUE, SUITE 1500, CLEVELAND, OHIO 44114-2518

ITEM 2.02.	Results of Operations and Financial Condition

On July 26, 2007, Cleveland-Cliffs Inc issued a news release announcing selected operating information for the first six months ended June 30, 2007, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on July 26, 2007 captioned, “Cleveland-Cliffs Reports Second-Quarter Results”	Filed Herewith

CLEVELAND-CLIFFS INC – 1100 SUPERIOR AVENUE, SUITE 1500, CLEVELAND, OHIO 44114-2518

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

Dated: July 27, 2007

CLEVELAND-CLIFFS INC – 1100 SUPERIOR AVENUE, SUITE 1500, CLEVELAND, OHIO 44114-2518

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on July 26, 2007 captioned, “Cleveland-Cliffs Reports Second-Quarter Results”	Filed Herewith

CLEVELAND-CLIFFS INC – 1100 SUPERIOR AVENUE, SUITE 1500, CLEVELAND, OHIO 44114-2518